SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

June 3, 2008

Date of report (Date of earliest event reported)

BINGO.COM, LTD.

(Exact Name of Registrant as Specified in Its Charter)

ANGUILLA, BRITISH WEST INDIES

(State or Other Jurisdiction of Incorporation)

 333-120120-01                                 98-0206369

         (Commission File Number)              (IRS Employer Identification No.)

     NATIONAL BANK OF ANGUILLA, 1ST FLOOR, ST MARY'S ROAD

   TV1 02P, THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Address of Principal Executive Offices)

   (264) 461-2646

              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BINGO.COM, LTD.

ITEM 7.01 Regulation FD Disclosure

At the Annual General Meeting of the Shareholders held on June 3, 2008, the shareholders of the Company:

(a) Elected the following persons to serve as directors until the next annual meeting or until their successors are duly qualified:

                                T. M. Williams

                                J. M. Williams

                                C. M. Devereux

(b) Approved the selection of Dohan and Company, P.A., CPA.'s as the Company's independent auditors for the fiscal year ending December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BINGO.COM, LTD.

(Registrant)

Date: June 5, 2008                                                              By: /s/ "T. M. Williams"

                                                                                                 T. M. WILLIAMS, PRESIDENT